EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of OCM HoldCo, LLC (the “Company”) on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), I, Stephen A. Kaplan, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of §13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2015	By:	/s/ Stephen A. Kaplan
Stephen A. Kaplan
Manager